Income Taxes	9 Months Ended
Sep. 30, 2017
Income Taxes
Income Taxes

10. Income Taxes

Income Taxes

The Company is subject to U.S. federal, state and local income taxes. Solaris LLC is treated as a pass-through entity for U.S. federal tax purposes and in most state and local jurisdictions. As such, Solaris LLC’s members, including the Company, are liable for federal and state income taxes on their respective shares of Solaris LLC’s taxable income. Solaris LLC is liable for income taxes in those states not recognizing its pass-through status.

Our effective tax rate of 7.91% for the nine-months ending September 30, 2017 differs from statutory rates primarily due to Solaris LLC’s pass-through treatment for U.S. federal income tax purposes.

Based on our cumulative earnings history and forecasted future sources of taxable income, we believe that we will be able to realize a substantial portion of our deferred tax assets in the future. However, based on the Company’s assessment, we have recorded a valuation allowance of $3.7 million for the component of the deferred tax assets that are less than more-likely-than not to reverse in the foreseeable future.

The Company has recognized no uncertain tax positions. Although the Company has not filed a corporate tax return, the basis of tax positions applied to our tax provisions substantially comply with applicable federal and state tax regulations, and we acknowledge the respective taxing authorities may take contrary positions based on their interpretation of the law. A tax position successfully challenged by a taxing authority could result in an adjustment to our provision or benefit for income taxes in the period in which a final determination is made.

Payable to Related Parties Pursuant to the Tax Receivable Agreement

As of September 30, 2017, our liability under the Tax Receivable Agreement was $11.5 million, representing approximately 85% of the calculated tax savings based on the portion of the original basis adjustments we anticipated being able to utilize in future years.

The projection of future taxable income involves significant judgment. Actual taxable income may differ from our estimates, which could significantly impact our liability under the Tax Receivable Agreement. We have determined it is more-likely-than-not that we will be able to utilize all of our deferred tax assets subject to the Tax Receivable Agreement; therefore, we have recorded a liability under the Tax Receivable Agreement related to the tax savings we may realize from the depreciation and amortization related to basis adjustments under Section 754 of the Internal Revenue Code of 1986, as amended, created in connection with the IPO. If we determine the utilization of these deferred tax assets is not more-likely-than-not in the future, our estimate of amounts to be paid under the Tax Receivable Agreement would be reduced. In this scenario, the reduction of the liability under the Tax Receivable Agreement would result in a benefit to our condensed consolidated statement of operations.